UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934
Date of Report (Date of Earliest Event Reported): May 18, 2018

Commercial Vehicle Group, Inc.
(Exact name of registrant as specified in its charter)

Delaware	001-34365	41-1990662
(State or other jurisdiction	(Commission	(I.R.S. Employer
of incorporation)	File Number)	Identification No.)

7800 Walton Parkway, New Albany, Ohio	43054
(Address of principal executive offices)	(Zip Code)
Registrant’s telephone number, including area code: 614-289-5360
Not Applicable
Former name or former address, if changed since last report

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01. Other Events.

Effective May 18, 2018, Mr. Scott C. Arves was unanimously elected Chairman of the Board of Directors (the “Board”) of Commercial Vehicle Group, Inc. (the “Company”). Mr. Arves replaces Mr. Richard A. Snell, who served as Chairman of the Board since March 2010. Mr. Arves has served as a Director since July 2005.

As previously disclosed, on May 17, 2018, Messrs. Scott C. Arves, Harold C. Bevis, Roger L. Fix, Robert C. Griffin, Patrick E. Miller, Wayne M. Rancourt, and Richard A. Snell were re-elected to the Board by the stockholders of the Company for a term expiring at the Company’s Annual Meeting in 2019.

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

COMMERCIAL VEHICLE GROUP, INC.

May 21, 2018	By:	/s/ Patrick E. Miller
	Name:	Patrick E. Miller
	Title:	Chief Executive Officer